                                   FORM 8-K/A
                                  AMENDMENT TO
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                               September 30, 1997



                            FORWARD INDUSTRIES, INC.

             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        New York                 0-6669                 13-1950672
        --------           ---------------            ------------------
State or other            (Commission File            (IRS Employer
jurisdiction of             Number)                     Identification
incorporation)                                          No.)

                             275 Hempstead Turnpike
                         West Hempstead, New York 11552
                    ----------------------------------------
                    (Address of principal executive offices)

                    Registrant's Telephone Number, including
                           area code: (516) 564-1100


                                 Not Applicable
                     -------------------------------------
                 (Former Address, if changed since last report)


                     -------------------------------------

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Item 7.     Financial Statements, Pro Forma
            Financial Information and Exhibits
            ----------------------------------

         By Current Report on Form 8-K dated September 30, 1997 (the "Original Form 8-K"), Forward Industries, Inc. (the "Company") reported the completion of its disposition of certain assets relating to its advertising specialties business. At the time of the filing of the Original Form 8-K with the Securities and Exchange Commission it was impractical to file the financial information with respect to the disclosed disposition as required by Item 7(b) of Form 8-K. This information is now available. Accordingly, Item 7 is supplemented by the addition of the following:

         (b) Description of the Transaction and Financial Information:



                                       2

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              DESCRIPTION OF TRANSACTION AND FINANCIAL INFORMATION

On September 30, 1997 Koszegi Industries, Inc. ("Koszegi"), a wholly-owned subsidiary of the Company, sold certain of its assets, consisting primarily of inventory and equipment relating to its Advertising Specialties division ("ASI"), to Amplaco Group, Inc. ("Amplaco"). In addition, Amplaco will assume certain liabilities of Koszegi, including a portion of Koszegi's lease obligations with respect to its manufacturing facility in South Bend, Indiana.

Koszegi's ASI business consists of the design, manufacture and sale of advertising specialties fabricated from vinyl. Advertising specialties are articles which have imprinted on them an advertiser's name and advertising message and are usually distributed by the advertiser without cost to the recipients.

The selling price was $1,350,000 (subject to adjustment as discussed below) and is to be received as follows:

1. $500,000 in cash.

2. The receipt of a non-interest bearing secured subordinated promissory note for $850,000, payable in monthly installments of $23,611 commencing in October 1997 through September 2000. Interest on the note will be imputed at 12.5%.

The selling price is subject to the value of the inventory. If the value of the inventory as of the closing date is less than or greater than $400,000, then the purchase price will be adjusted on a dollar for dollar basis (the "Inventory Adjustment"). Upon the final determination of the Inventory Adjustment, such amount will be paid by Amplaco or the Company immediately with accrued interest.

The Company estimates that it will recognize a gain of $454,000 computed as follows:


         Selling price                        $1,350,000
         Less:  Imputed interest on note        (144,000)
                                              -----------

         Net selling price                                   $1,206,000

         Costs (1)                               752,000
         Estimated gain on sale                              $  454,000
                                                             ----------

(l) Costs include inventory, property and equipment and estimated fees and other expenses related to the sale.


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              DESCRIPTION OF TRANSACTION AND FINANCIAL INFORMATION
                                  (Continued)


For the year ended September 30, 1996, ASI accounted for the following results:


                                 ASI           COMPANY
                                AMOUNT         AMOUNT            %
                             -----------    -----------       -------
Net Sales                     $3,191,909     $17,871,697       17.9%
Loss from operations            (526,172)     (1,801,287)      29.5%
Total assets                   1,292,265       8,800,756       14.7%

For the nine months ended June 30, 1997, ASI accounted for the following results:



                                 ASI           COMPANY
                                AMOUNT         AMOUNT            %
                             -----------    -----------       -------
Net Sales                      1,840,494     $10,848,948       17.0%
Income (loss) from operations   (819,888)        346,046     -236.9%
Total assets                   1,243,034       9,333,833       13.3%



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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 12, 1997
                                FORWARD INDUSTRIES, INC.

                                By: /s/ Theodore H. Schiffman
                                   ----------------------------------
                                        Theodore H. Schiffman
                                Chairman and Chief Executive Officer